SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 30, 2003

DYAX CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-24537	04-3053198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square, Cambridge, MA 02139
(Address of principal executive offices and zip code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, Dyax issued a press release announcing its financial results for the third quarter of 2003.  Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003	DYAX CORP.

	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Dyax Corp. dated October 30, 2003, reporting Dyax’s financial results for the third quarter of 2003.